Filed pursuant to Rule 497E
File No.: 333-17391

Poplar Forest Partners Fund
Poplar Forest Cornerstone Fund

Supplement dated May 17, 2022 to the
Prospectus and Statement of Additional Information
dated January 31, 2022, as supplemented

Derek Derman now serves as Co-Portfolio Manager of the Poplar Forest Partners Fund alongside J. Dale Harvey.

The “Portfolio Manager” disclosure in the prospectus under the “Management” heading, on page 5, is replaced with the following:

Portfolio Manager. J. Dale Harvey (CEO and Chief Investment Officer) and Derek Derman (Co-Portfolio Manager and Research Analyst) are the portfolio managers principally responsible for the day-to-day management of the Partners Fund. Mr. Harvey has managed the Fund since its inception on December 31, 2009 and Derek Derman has managed the Fund since March 2022.

The disclosure in the prospectus under the “Portfolio Managers” heading, beginning on page 20, is replaced with the following:

Mr. J. Dale Harvey, CEO and Chief Investment Officer of Poplar Forest Capital LLC, is one of the portfolio managers responsible for the day-to-day management of the Partners Fund and the Cornerstone Fund. Prior to founding the Adviser in 2007, from 1991 to 2007, Mr. Harvey served as a portfolio counselor and investment analyst at Capital Group Companies. In his role with Capital Group Companies, Mr. Harvey served as President and Director (2005 to 2007) and portfolio counselor (2000 to 2007) for the American Mutual Fund; as President (2003 to 2005) and portfolio counselor (1997 to 2005) for the American Balanced Fund; as portfolio counselor (1997 to 2007) for the Washington Mutual Investors Fund; as portfolio counselor (2005 to 2007) for the Investment Company of America Fund; and as portfolio counselor (2003 to 2007) for the SmallCap World Fund.
Mr. Derek S. Derman of Poplar Forest Capital LLC, serves as Co-Portfolio Manager of the Partners Fund and the Cornerstone Fund. As Co-Portfolio Manager Mr. Derman is responsible for the day-to-day management of the funds. Mr. Derman joined Poplar Forest Capital LLC in 2011 and became a member of the Investment Committee in 2012. Prior to joining, Mr. Derman spent 16 years in the financial services industry including six years as a managing director and co-portfolio manager at Trust Company of the West. He also spent two years with Wedbush Securities as a financial services analyst and four years with Provident Investment Counsel as a senior vice president and co-portfolio manager on the Large Cap Flexible Growth and Concentrated Growth Funds. Mr. Derman received a B.A. in Economics from the University of California, San Diego in 1991 and a Master of Business Administration from the S.C. Johnson Graduate School of Management at Cornell University in 1995. Since 1997, Mr. Derman has held the designation of Chartered Financial Analyst.
The disclosure in the statement of additional information under the “Portfolio Managers” heading, beginning on page 29, is replaced with the following:

Mr. J. Dale Harvey and Mr. Derek Derman are the individuals principally responsible for the day-to-day management of the Partners Fund and the Cornerstone Fund. Mr. Harvey serves as Portfolio Manager and Mr. Derman serves as Co-Portfolio Manager.
The table in the statement of additional information under the “Fund Securities Owned by Portfolio Managers, on page 30, is replaced with the following:

Dollar Range of Equity Securities owned in the Funds (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Name of Portfolio Manager	Partners Fund	Cornerstone Fund
Mr. J. Dale Harvey	Over $1,000,000	Over $1,000,000
Mr. Derek Derman	$500,001-$1,000,000	$50,001-$100,000

Please retain this Supplement with the Prospectus and SAI.